SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-KA

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================

     Date of report (Date of earliest event reported):       January 28, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-10569                                       22-3137244
  (Commission File Number)                    (IRS Employer Identification No.)


            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)


                                 (505) 768-1000
                               FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)


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     AutoLend Group, Inc. hereby amends statements made in the 8-K filed by the
Company on February 1, 2002.   In describing the historical control of AutoLend
Group, Inc. at Section IV of that disclosure it was erroneously reported that Mr. Jeff Ovington had been a member of the Board of Directors of AutoLend Group, Inc.

     Mr. Jeff Ovington was serving as Vice-President of AutoLend Group, Inc. when the current ownership of the company assumed control on October 2, 2000. Mr. Ovington continued as Vice-President until his resignation on December 20,
2000.   Mr. Ovington was at no time during the history of the company a
Director.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AUTOLEND GROUP, INC.
                                  (Registrant)



Date:   March 15, 2002.       By: /S/ LUTHER W. REYNOLDS.
                                  ----------------------------
                                  Luther W. Reynolds
                                  Chairman, Board of Directors.



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